UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 20, 2008
(Date of earliest event reported)

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16411 (Commission File Number)	95-4840775 (IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)
(310) 553-6262
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTHROP GRUMMAN CORPORATION

Item 8.01	Other Events
     Furnished as Exhibit 100 to this Current Report on Form 8-K are the following materials from Northrop Grumman Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on February 20, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Financial Position, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, and (v) the Consolidated Statements of Shareholders’ Equity. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of Northrop Grumman Corporation. The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors and others should continue to rely on the official version of the filing and not rely on the XBRL-related documents in making investment decisions.
     In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

100	The following materials from Northrop Grumman Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on February 20, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Financial Position, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, and (v) the Consolidated Statements of Shareholders’ Equity.

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NORTHROP GRUMMAN CORPORATION
Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
January 9, 2009	By:	/s/ Joseph F. Coyne, Jr.
(Date)		(Signature)
Joseph F. Coyne, Jr. Corporate Vice President, Deputy General Counsel and Secretary

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NORTHROP GRUMMAN CORPORATION
EXHIBIT INDEX

Exhibit No.	Description

100	The following materials from Northrop Grumman Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on February 20, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Financial Position, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, and (v) the Consolidated Statements of Shareholders’ Equity.

EX-100.INS	XBRL Instance Document (File name: noc10k-20071231.xml)

EX-100.SCH	XBRL Taxonomy Extension Schema Document (File name: noc-20080331.xsd)

EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (File name: noc-20080331_cal.xml)

EX-100.LAB	XBRL Taxonomy Extension Label Linkbase Document (File name: noc-20080331_lab.xml)

EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (File name: noc-20080331_pre.xml)

EX-100.DEF	XBRL Taxonomy Extension Definition Linkbase Document (File name: noc-20080331_def.xml)

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